ANNTAYLOR STORES CORPORATION
           MANAGEMENT PERFORMANCE COMPENSATION PLAN





           Effective as of August 7, 1992 the Board  adopted


the  Management Performance Compensation Plan and, effective as  of  the  beginning of the Fall 1994 Performance  Period,


amended  and  restated such plan (the  "Prior  Plan").   The


Prior  Plan, as amended and restated hereby (the "Plan")  is effective  as of the beginning of the Fall 1997  Performance


Period, subject to the approval of the stockholders  of  the


Company  at  the 1997 Annual Meeting of the stockholders  of the Company.



      1.   PURPOSE.  This Plan is an integral  part  of  the
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Company's over-all compensation strategy which is  aimed  at attracting  and retaining in the employ of the  Company  and

its    Subsidiaries   highly   motivated,   results-oriented

personnel   of  experience  and  ability,  by  basing   such

personnel's compensation, in part, on their contributions to the  growth and profitability of the Company, thereby giving

them   incentive  to  remain  with  the  Company   and   its

Subsidiaries  and to continue to make contributions  to  the

Company in the future.  Further, the purpose of the Plan  is to  serve  as  a  qualified  performance-based  compensation program  under  Section  162(m) ("Section  162(m)")  of  the

Internal Revenue Code of 1986, as amended (the "Code").



      2.   DEFINITIONS.  As used in this Plan, the following
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capitalized terms shall have the meanings set forth below:


           (a)  "Board" means the Board of Directors of  the

Company.


          (b)  "Budget" means the Company's operating budget

for a Performance Period.


          (c)  "Committee" means the Compensation Committee

of  the  Board, as appointed by the Board from time to  time and  consisting of not less than two directors, at least two of  whom  must be "outside directors" within the meaning  of

Section  162(m).   All actions taken by the Committee  under

this  Plan with respect to Executive Officers shall be taken solely  by  those members of the Committee who are  "outside directors",  even if less than a majority of the  Committee,

and   such  members  shall  constitute  a  subcommittee  for

purposes  of  Section  162(m).   With  respect  to  Eligible

Associates who are neither Executive Officers nor members of the  Executive Committee of the Company, the Committee  may,

in  its discretion, delegate to one or more officers of  the

Company its duties hereunder.



          (d)  "Company" means AnnTaylor Stores Corporation.


          (e)  "Eligible Associate" has the meaning assigned

thereto in Section 3 hereof.


           (f)  "Executive Officer" means an officer of  the

Company who, as of the beginning of a Performance Period, is an  "executive  officer" within the  meaning  of  Rule  3b-7 promulgated under the Securities Exchange Act of  1934  (the

"Exchange Act").


          (g)  "Participant" means an Eligible Associate who

has  been  designated as a Participant by the  Committee  in accordance with Section 4 of this Plan.


           (h)   "Performance Compensation" means  the  cash

amount payable to a Participant pursuant to this Plan.


           (i)  "Performance Goals" has the meaning assigned

thereto in Section 5(b) hereof.


           (j)   "Performance Percentage"  and  "Performance

Ratio"  have  the meanings assigned thereto in Section  5(a)

hereof.


            (k)    "Performance  Period"  means   a   period

designated   by  the  Committee  during  which   Performance

Compensation will be earned.  A Performance Period may range in  length from the six-month period that coincides with the

Company's  fiscal  six-month Spring or Fall  season  to  the twelve-month period that coincides with the Company's fiscal year.


            (l)    "Plan"   means  this   AnnTaylor   Stores

Corporation Management Performance Compensation Plan.


           (m)   "Subsidiary" means any corporation of which

the  Company  owns,  directly  or  indirectly,  at  least  a majority of the outstanding voting capital stock.



      3.  ELIGIBILITY.  Any salaried associate in the employ
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of  the  Company  or  any  of  its  Subsidiaries  (including officers  and  directors,  but  excluding  persons  who  are directors only or who are members of the Committee) shall be eligible  (an "Eligible Associate") to become a  Participant and receive Performance Compensation under this Plan.



     4.  SELECTION OF PARTICIPANTS.
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           (a)   As promptly as possible after the Company's

Budget for a Performance Period shall have become available,

and   after  having  received  the  recommendations  of  the

Company's  Chief Executive Officer pursuant to Section  4(b)

below, the Committee shall designate from among all Eligible

Associates those who shall be Participants under  this  Plan for such Performance Period.



           (b)   Prior  to  the beginning of  a  Performance

Period,  or  by  such later date permissible  under  Section

162(m),  and  after the Company's Budget for  a  Performance

Period  shall  have  become available, the  Chief  Executive

Officer of the Company shall submit to the Committee a  list of  the  names,  titles, salaries and suggested  Performance

Percentages  of  those Eligible Associates  whom  the  Chief

Executive Officer recommends that the Committee designate as

Participants under this Plan for such Performance Period.



           (c)   The  Committee shall have the authority  to

designate from time to time prior to the commencement of  as well  as  during  a  Performance Period additional  Eligible

Associates  as  Participants  under  this  Plan   for   such

Performance Period.



            (d)    In  selecting  from  among  all  Eligible

Associates  those  who  shall  become  Participants  in  any

Performance   Period  and  in  determining  the  Performance

Percentages   of  such  Participants  for  such  Performance

Period,  the  Committee  shall  consider  the  position  and responsibilities of the Eligible Associates,  the  value  of their services to the Company and such other factors as  the

Committee deems relevant.




       5.    FORMULA   FOR  DETERMINING  AMOUNT   OF   PERFORMANCE
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COMPENSATION.
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            (a)    At   the   time  the  Committee   selects

Participants  under this Plan for a Performance  Period,  or within  such other time period which may comply with Section

162(m), the Committee shall, for each Participant:



          (i)   assign  to such Participant their individual

          "Performance  Percentage"  for  such   Performance

          Period; and



          (ii)  establish a matrix, assigning a "Performance

          Ratio"  to  various  levels of  Performance  Goals

          which  might  be  achieved  for  such  Performance

          Period.



           (b)   As  used in this Plan, "Performance  Goals"

means  the  specific objectives established by the Committee for  each Participant for a Performance Period.  In  setting these  objectives, the Committee shall consider one or  more of  the following business criteria:  revenue; net or  gross sales;  comparable  store  sales;  gross  margin;  operating profit;  earnings  before  all or any  of  interest,  taxes,

depreciation   and/or  amortization;  cash   flow;   working

capital;  return on equity, assets, capital  or  investment;

market  share;  sales  (net  or gross)  measured  by  store,

product   line,  territory,  operating  or  business   unit,

customers,  or  other category; earnings or book  value  per share;  earnings  from  continuing  operations;  net  worth;

turnover  in inventory; levels of expense, cost or liability by  store,  product  line, territory, operating or  business unit  or other category; appreciation in the price of shares of  the  Company's  common stock; total  shareholder  return

(stock    price    appreciation   plus    dividends);    and

implementation  of  critical projects or  processes.   Where

applicable, the Performance Goals may be expressed in  terms of  attaining a specified level of the selected criterion or the  attainment of a percentage increase or decrease in  the selected criterion, or may be applied to the performance  of the  Company  relative to a market index, a group  of  other companies or a combination thereof, all as determined by the

Committee.   Such  Performance  Goals  may  relate  to   the

performance  of  a  store,  business  unit,  product   line,

division,  territory, the Company or an  individual  or  any combination thereof.  With respect to Participants  who  are not  Executive Officers, Performance Goals may also  include such individual objective or subjective performance criteria

as   the  Committee  may,  from  time  to  time,  establish.

Performance   Goals  may  include  a  threshold   level   of

performance below which no award payment shall be  made  and levels of performance at which specified percentages of  the target  award shall be paid, and may also include a  maximum level  of performance above which no additional award  shall be  paid.  Each of the foregoing Performance Goals shall  be

determined   in   accordance   with   generally   acceptable

accounting  principles  and,  for  Executive  Officers   and

Executive   Committee   members,   shall   be   subject   to

certification  by  the  Committee.   The  Performance  Goals

established  by the Committee may be different with  respect to  different  Participants, different  Performance  Periods and/or different operations.



           The  Committee shall have the authority  to  make

equitable   adjustments   to  the   Performance   Goals   in

recognition of unusual or nonrecurring events affecting  the

Company, its financial statements or its shares, in response to  changes in applicable laws or regulations, or to account for  items  of  gain,  loss  or  expense  determined  to  be

extraordinary   or  unusual  in  nature  or  infrequent   in

occurrence  or  related to the acquisition,  disposition  or discontinuance of a business or a segment of a business,  or related  to a change in accounting principles, or to reflect capital changes.



           (c)   Subject to adjustment pursuant  to  Section

5(d) below, unless otherwise determined by the Committee,  a

Participant's  Performance Compensation for the  Performance

Period  for which he or she was designated by the  Committee as a Participant pursuant to Section 4 hereof shall be equal to  the  product of (i) the Participant's annual base salary for  the fiscal year of which such Performance Period  is  a part  (prorated, as to any Participant who shall have become an  Eligible Associate and designated as a Participant after the  commencement of such fiscal year), multiplied  by  (ii)

the  Performance Percentage assigned to such Participant for such  Performance Period pursuant to Section 5(a)(i)  above,

multiplied  by (iii) the Performance Ratio achieved  by  the

Company for such Performance Period.



           (d)   For  any Performance Period, the Board  may

establish  a  ceiling on the aggregate amount which  may  be paid  out  in  Performance Compensation for such Performance

Period.   In the event that such a limit is established  for

any   Performance   Period,  the  Performance   Compensation

otherwise  payable to all Participants for such  Performance

Period  pursuant to Section 5(c) above shall be reduced  pro

rata.   Notwithstanding any other provision of the Plan,  no

participant   who  is  an  Executive  Officer  may   receive

Performance  Compensation  for  a  twelve-month  Performance

Period  in  excess of $1,500,000, such amount to be  reduced proportionately for Performance Periods of shorter duration.



          (e)  Performance Compensation shall be paid by the

Company or the Subsidiary employing the Participant promptly following  the  end of the Performance Period  to  which  it

relates.   The  foregoing  notwithstanding,  no  payment  of

Performance  Compensation for a Performance  Period  may  be

made  to  an Executive Officer until the performance results for  that Performance Period are certified by the Committee.

A  Participant shall not be entitled to receive  payment  of

Performance Compensation unless such Participant is still in the  employ  of  (and  shall not have  delivered  notice  of resignation  to)  the Company or one of its Subsidiaries  at the time the Performance Compensation is actually paid.



      6.   FINALITY OF DETERMINATIONS.  The Committee  shall
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administer  this  Plan  and construe  its  provisions.   Any

determination   by   the   Committee   in   carrying    out,

administering  or construing this Plan shall  be  final  and binding for all purposes and upon all interested persons and

their    respective    heirs,    successors,    and    legal

representatives.



     7.  LIMITATIONS.
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          (a)  No person shall at any time have any right to

receive  Performance  Compensation  hereunder,  unless  such person  shall have been designated as a Participant  by  the

Committee  pursuant to Section 4 hereof and the other  terms

and  conditions of this Plan shall have been satisfied.   No

person shall have authority to enter into any agreement  for the inclusion of anyone as a Participant or the awarding  of

Performance   Compensation  hereunder   or   to   make   any

representation    or   warranty   with   respect    thereto.

Designation of an Eligible Associate as a Participant in any

Performance Period shall not guarantee or require that  such

Eligible  Associate  be designated as a Participant  in  any later Performance Period.



           (b)   No  action of the Company or the  Board  in

establishing this Plan, nor any action taken by the Company,

the  Board  or  the  Committee  under  this  Plan,  nor  any provision  of  this Plan, shall be construed  as  conferring upon any associate any right to continued employment for any period  by the Company or any of its Subsidiaries, or  shall interfere  in any way with the right of the Company  or  any

Subsidiary to terminate such employment.



      8.   AMENDMENT AND TERMINATION OF PLAN.  The Board  at
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any time and from time to time may modify, amend, suspend or terminate  this  Plan,  without  notice,  provided  that  no amendment  which requires stockholder approval in  order  to comply  with  Section 162(m) of the Code shall be  effective unless  the same shall be approved by the requisite vote  of stockholders of the Company.



      9.   COMPLIANCE  WITH  SECTION 162(m).   The  Plan  is
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designed and intended to comply with Section 162(m), and all provisions  hereof  shall be construed in  a  manner  to  so comply.